Exhibit 99.2

REMEC LIQUIDATING TRUST

STATEMENT OF NET ASSETS IN LIQUIDATION

January 1, 2011

INDEX

Report of Independent Registered Public Accounting Firm	1

Statement of Net Assets in Liquidation	2

Notes to Statement of Net Assets in Liquidation	3

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustee

REMEC Liquidating Trust

We have reviewed the accompanying statement of net assets in liquidation of the REMEC Liquidating Trust (the “Trust”) as of January 1, 2011. This interim financial statement is the responsibility of the Trust’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statement for it to be in conformity with accounting principles generally accepted in the United States of America.

/S/ SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

San Diego, California

January 26, 2011

REMEC LIQUIDATING TRUST

STATEMENT OF NET ASSETS IN LIQUIDATION

January 1, 2011

(in thousands, unaudited)

ASSETS
Cash and cash equivalents	$1,458
Restricted cash	2,110
Receivables and other assets	82

Total assets	3,650

LIABILITIES
Costs to be incurred during liquidation	674

Total liabilities	674

NET ASSETS IN LIQUIDATION	$2,976

Page 2	See accompanying notes to interim financial statement.

REMEC LIQUIDATING TRUST

NOTES TO INTERIM

STATEMENT OF NET ASSETS IN LIQUIDATION

January 1, 2011

1. DESCRIPTION OF BUSINESS

The REMEC Liquidating Trust (the “Liquidating Trust”) was formed on November 16, 2010, and commenced operations on January 1, 2011. The purpose of the Liquidating Trust is to complete the winding-up of the affairs of REMEC, Inc. (“REMEC”) and to distribute any remaining assets to the holders of beneficial interests in the Liquidating Trust. Effective January 1, 2011, remaining net assets of REMEC totaling $2.976 million were transferred from REMEC to the Liquidating Trust. The Liquidating Trust’s activities will be restricted to the conservation and protection of the net assets transferred by REMEC to the Liquidating Trust and the administration thereof, including the payment of any liabilities, costs and expenses of REMEC or the Liquidating Trust.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The liquidation basis of accounting was adopted by REMEC in executing the Plan of Complete Liquidation and Dissolution (“Plan of Dissolution”) for all periods subsequent to September 2, 2005, will continue as the basis of accounting for the Liquidating Trust. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts. Claims, liabilities and future expenses for operation of the Liquidating Trust will continue to be incurred until the Liquidating Trust is terminated.

Interim Financial Data

The interim financial statement included herein represents the opening Statement of Net Assets in Liquidation of the Liquidating Trust. This financial statement has been prepared without audit in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and applicable sections of Regulation S-X. In the opinion of management, the financial statement included herein reflects all adjustments and disclosures necessary in order to make the financial statement not misleading.

Use of Estimates and Critical Accounting Policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The liquidation basis of accounting requires us to make assumptions, judgments and estimates that can have a significant impact on our reported net assets in liquidation. We base our assumptions, judgments and estimates on the most recent information available and various other factors that we believe to be reasonable under the circumstances. Actual results could differ materially from these estimates under different assumptions or conditions. Any increases in the amount of estimated costs to be incurred during liquidation or decreases in the estimated realizable value of assets will reduce the amount of net assets available for ultimate distribution to the trust beneficiaries.

REMEC LIQUIDATING TRUST

NOTES TO INTERIM

STATEMENT OF NET ASSETS IN LIQUIDATION

January 1, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates and Critical Accounting Policies (continued)

On a regular basis, we evaluate our assumptions, judgments and estimates and make changes accordingly. We believe that the assumptions, judgments and estimates involved in the accounting for the estimated costs to be incurred during liquidation and the estimated realizable value of assets have the greatest potential impact on our financial statements, so we consider estimates associated with these obligations to be critical to our financial statements. We discuss below the critical accounting estimates associated with these policies.

Under the liquidation basis of accounting, we accrue for the estimated remaining costs to be incurred during liquidation, including certain employee expenses, insurance expense, third party services, and facility lease expense partially offset by facility sub-lease income and miscellaneous other expected future costs. These estimates are based on assumptions regarding costs to be incurred in executing the Plan of Dissolution. As of January 1, 2011, such costs were estimated at approximately $674,000. If there are delays in executing the Plan of Dissolution, or if our assumptions prove to be incorrect, actual costs incurred during this period may increase, reducing net assets available for ultimate distribution.

Cash and Cash Equivalents

As of January 1, 2011 cash and cash equivalents was approximately $1.5 million, which consist of funds held in money market accounts. Cash equivalents are stated at cost plus accrued interest, which approximates market value.

Restricted Cash

As of January 1, 2011 restricted cash was approximately $2.1 million representing collateralized money market accounts securing three letters of credit issued to third parties for (i) Netherlands Value Added Tax (“VAT”) obligations, (ii) workers’ compensation and (iii) leasehold security interest obligations.

Concentration of Credit Risk - Financial Instruments

Financial instruments that subject the Liquidating Trust to a concentration of credit risk consist of cash and cash equivalents and restricted cash balances maintained in financial institutions that are, in part, in excess of Federal Deposit Insurance Corporation (“FDIC”) limits. As of January 1, 2011, the Liquidating Trust held cash and cash equivalents and restricted cash of approximately $1.9 million in excess of the FDIC insurance limits.

REMEC LIQUIDATING TRUST

NOTES TO INTERIM

STATEMENT OF NET ASSETS IN LIQUIDATION

January 1, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentration of Credit Risk - Financial Instruments (continued)

The Liquidating Trust evaluates the financial strength of institutions at which significant investments are made. The Liquidating Trust believes that based on the financial strength of the financial institution at which significant investments are made, credit risk relating to its cash and cash equivalents, and restricted cash is limited.

Financial Instruments

Our net assets in liquidation as of January 1, 2011 include the following financial instruments: cash and cash equivalents, notes receivable, accounts payable and accrued expenses. As our financial statements have been prepared under the liquidation basis of accounting, the carrying values of these instruments classified as assets and liabilities represent their estimated net realizable values and estimated settlement amounts, respectively

3. COMMITMENTS AND CONTINGENCIES

Letters of Credit

The Liquidating Trust maintains money market accounts collateralized to cover three letters of credit for (i) Netherlands VAT obligations, (ii) workers’ compensation and (iii) the Liquidating Trust’s leasehold security interest obligations. These letters of credit expire upon the extinguishment of the underlying obligation (Workers’ compensation obligations have no express expiration date. The Netherlands VAT obligation is subject to audit by the Netherlands tax authorities after 2011. The leasehold security interest obligation expires on October 20, 2011). If the obligations secured by the letters of credit are unable to be resolved without liability, the cash used to secure the letters of credit will be reduced, and may be completely used to pay the underlying creditor.

Leases

Estimated costs to be incurred during liquidation as of January 1, 2011 include net contractual obligations pursuant to our remaining facility leases. As of January 1, 2011, gross lease obligations, all of which, except for the lease on our principal executive office, are fully subleased, total approximately $468,000 and expected sublease income totals approximately $411,000.